Exhibit lOk
                                        Plan I - For new corporate
                                        officer when previous
                                        agreement as non-officer
                                        exists.


             Supplemental Insurance/Retirement Plan

AGREEMENT effective this     day of     , 198
by and between C. R. BARD, INC., a domestic corporation organized and existing under the laws of the State of New Jersey (hereinafter called the "Company"), and
residing at          (hereinafter called the "Employee").

                      W I T N E S S E T H:

     WHEREAS, the Employee is employed by the Company in an executive capacity and has discharged duties of Employee in a capable efficient manner; and
     WHEREAS, the Company desires to continue to retain the services of the Employee; and
     WHEREAS, the Company and the Employee have previously entered
into an Agreement dated          , 19     to provide the Employee
additional benefits in the event of death during employment and certain supplemental benefits after retirement, subject to the Employee's continued performance of duties and satisfaction of other requirements of that Agreement; and
     WHEREAS, the Company and the Employee wish to amend and restate that Agreement in full;
     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereto covenant and agree as follows:
                                  IV - 290
1. In the event the Employee dies prior to termination of employment, the Company shall pay to Employee's designated bene-ficiary or in the absence of a beneficiary, to the Employee's estate, the amount as set forth on Rider A as Pre-Retirement Death Benefit, payable in equal monthly installments over a period of sixty (60) consecutive months, with the first payment to begin on or after the first day of the month following Employee's death.
2. If the Employee terminates employment with the Company after becoming eligible for early retirement as defined in the Employee Retirement Plan of C. R. Bard, Inc. ("The Bard Pension Plan"), the Company shall pay to the Employee the amount of benefits set forth on Rider A in accordance with the Retirement Benefit schedule related to Attained Age.
3. Payment of benefits described in Paragraph 2 shall commence on the first of the month following the month in which the Employee's employment with the Company shall terminate. In the event the Employee's death occurs after Employee's termination of employment under Paragraph 2 but prior to the receipt of one hundred eighty
(180) monthly payments, the remaining unpaid monthly payments will be paid to the Employee's designated beneficiary or in the absence of a beneficiary, to the Employee's estate.
4. In the event the Employee (prior to becoming eligible for early retirement under the Bard Pension Plan) becomes totally and permanently disabled (as defined under the C. R. Bard, Inc. Long Term Disability Income Plan) while in the employ of the Company, then (a) if the Employee remains disabled on Employee's normal


                              - 2 -
                            IV - 291
retirement date (as defined in the Bard Pension Plan) then Employee shall be eligible to receive benefits under Paragraph 2 hereof as if Employee had terminated employment with the Company on Employee's normal retirement date, or (b) if the Employee's disability ceases after the Employee becomes eligible for early retirement under the Bard Pension Plan (but prior to the Employee's attainment of Employee's normal retirement date under such Plan) and Employee does not return to active employment, then Employee shall be eligible to receive benefits under Paragraph 2 hereof as if Employee had terminated employment with the Company on the date Employee's disability ceased. In the event the Employee becomes totally and permanently disabled, as the same is defined under the terms of the C. R. Bard, Inc. Long Term Disability Income Plan, and should death occur prior to the Employee's normal retirement age (as defined under the Bard Pension Plan), while the Employee remains totally and permanently disabled, the benefit as stated in Paragraph 1 hereof shall be paid to the Employee's designated beneficiary.
5. If a Change of Control occurs prior to the date the Employee is eligible for normal retirement under the Bard Pension Plan and the Employee's employment with the Company or its successor shall terminate within two (2) years after the date of the Change of Control but prior to the date Employee is eligible for normal retirement under the Bard Pension Plan otherwise be entitled to full benefits (so that Employee would not under this Agreement), the Employee or Employee's designated Beneficiary or estate in the event employee shall not survive until age 65 shall be entitled to receive
                              - 3 -
                            IV - 292
as benefits under this Agreement, the amount set forth on Rider A (the Retirement Benefit) which would have been payable had Employee retired on the day after Employee's 65th birthday. The benefits shall be payable over a period of 180 consecutive months commencing on the first of the month following the month in which the Employee attains (or would have attained had Employee survived) age 65, provided, however, Employee (or Employee's designated beneficiary or estate in the event Employee shall not survive until age 65) shall be entitled to receive the reduced Retirement Benefit related to Attained Age set forth on Rider A, (a) if said Change of Control occurs prior to the date Employee is eligible for normal retirement under the Bard Pension Plan and (b) Employee's employment with the Company or its successor shall terminate within two (2) years after the date of the Change of Control but prior to the date Employee is eligible for normal retirement under the Bard Pension Plan and (c) Employee or employee's designated beneficiary or estate elects to receive such retirement Benefit after Employee's 55th birthday, but prior to Employee's 65th birthday. In such event the said benefits shall be payable over a period of 180 consecutive months commencing on the first of the month following the month in which Employee attains (or would have attained if Employee survived) age 55 or such age prior to age 65.
     For purposes of this Paragraph 5, "Change of Control" shall mean (a) the beneficial ownership at any time hereafter by any person, as defined herein, of capital stock of the Company, the voting power of which constitutes 25% or more of the general voting power of all of the Company's outstanding capital or (b) a change

                              - 4 -
                            IV - 293
in a majority of the Board of Directors of the Company during any period of two years or less. No sale to underwriters or private placement of its capital stock by the Company, nor any acquisition by the Company, through merger, purchase of assets or otherwise, effected in whole or in part by issuance or reissuance of shares of its capital stock, shall constitute a Change of Control. For purposes of the definition of "Change of Control", the following definitions shall be applicable:
     (i) The term "person" shall mean any individual, corporation or other entity.
     (ii) Any person shall be deemed to be the beneficial owner of any shares of capital stock of the Company;
          (A) which that person owns directly, whether or not of record, or
          (B) which that person has the right to acquire pursuant to any agreement or understanding or upon exercise of conversion rights, warrants, or options, or otherwise, or
          (C) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (B) above), by an "affiliate" or "associate" (as defined in the rules of the Securities and Exchange Commission under the Securities Act of 1933) of that person or
          (D) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (B) above), by any other person with which that person or his "affiliate" or "associate" (defined as aforesaid) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of capital stock of the Company,




                              - 5 -
                            IV - 294
     (iii) The outstanding shares of capital stock of the Company shall include shares deemed owned through application of clauses
(ii) (B), (C) and (D), above, but shall not include any other shares which may be issuable pursuant to any other agreement or upon exercise of conversion rights, warrants or options, or otherwise, but which are not actually outstanding.
     (iv) Shares of capital stock held by The Chase Manhattan Bank N.A. under the Indenture and the Escrow Agreement dated as of November 1, 1971 between International Paper Company and said bank shall not be deemed owned by International Paper Company or by said bank for purposes of this Agreement, so long as they are held by said bank under said Escrow Agreement, but said shares shall be deemed outstanding for the purpose of determining the aggregate number of outstanding shares of capital stock of the Company.
6. This Agreement shall not be construed as granting to Employee any right with respect to continuance of employment by the Company or a subsidiary thereof. The right of the Company or any sub-sidiary thereof to terminate the Employee's employment with it at any time at will is specifically reserved. The right of the Employee to terminate Employee's employment with the Company at any time at will is specifically reserved.
7. The benefits to Employee and/or Employee's designated beneficiary or estate under this Agreement may, at the option of the Company, be accelerated in whole or in part.
8. Upon the commencement of the retirement benefits as herein provided, the Employee agrees following such commencement of retirement benefits to hold himself available, on reasonable notice and at the request of the Board of Directors of the Company, to render consulting services.





                              - 6 -
                            IV - 295
9. The Employee agrees that, in consideration of the benefits under this Agreement, he will not directly or indirectly enter into or in any manner take part in any business, profession or other endeavor, either as an employee, agent, independent contractor or owner, which, in the opinion of the Board of Directors of the Company, shall be in competition with the business of the Company, which opinion of the Board of Directors shall be final and conclusive for the purposes hereof.
10. The Employee shall not divulge any trade or business secrets or any other confidential information of the Company to any person not employed by the Company unless so authorized by the Company.
11. If the Employee shall fail to observe any of the covenants of Paragraphs 8, 9 and 10 and shall continue to breach any covenant therein contained for a period of thirty days after the Company shall have advised Employee of such breach by written notice, then any of the provisions hereof to the contrary notwithstanding, the Employee agrees that no further payments shall be due or payable by the Company hereunder either to the Employee or to the Employee's designated beneficiary and that the Company shall have no further liability hereunder.
12. Neither the Employer nor the Employee's designated beneficiary or estate shall have any right to commute, sell, assign, transfer or otherwise convey the rights to receive any payment hereunder, which payments and all the rights thereto are expressly declared to be non-assignable and non-transferable, and in the event of any attempted assignment or transfer, the Company shall have no further liability hereunder.

                              - 7 -
                            IV - 296
13. No benefit payment shall, in any manner be subject to garnishment, attachment, execution, levy , debts, contracts, liabilities, engagements or torts of the Employee or Employee's designated beneficiary or estate.
14. Except as herein provided, this Agreement shall be binding upon the parties hereto, their heirs, executors, administrators, successors (including but not limited to successors resulting from any corporate merger or acquisition) or assigns.
15. The employee may designate a beneficiary or beneficiaries who, in the event of the Employee's death prior to full payment of benefits hereunder, shall receive any benefits remaining to be paid to the Employee under this Agreement. Such designation shall be made by the Employee on a form prescribed by the Board of Directors of the Company. The Employee may at any time change or revoke such designation by written notice to the Company. If the Employee has no living designated beneficiary on the date of Employee's death, then the benefits otherwise payable to the designated beneficiary under this Agreement shall be paid to the Employee's estate. If the beneficiary survives the Employee but dies prior to receiving full payment of the benefits remaining to be paid to the employee, the amounts remaining to be paid to the beneficiary shall be paid to the estate of the beneficiary.
16. During the lifetime of the Employee, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written agreement of the Employee and the Company.
17. This Agreement shall be executed in duplicate, each copy of which so executed and delivered shall be an original, but both copies shall together constitute one and the same document.
                              - 8 -
                            IV - 297
18. This Agreement shall be construed in accordance with the laws of the State of New Jersey.
     IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year above written.

WITNESS:


                                                           (L.S.)


ATTEST:                            C. R. BARD, INC.


                                   By:
                                                          (Title)































                              - 9 -
                            IV - 298
AMENDMENT AGREEMENT
     THIS Amendment Agreement shall be effective on the date executed and shall be deemed to be an amendment to the Agreement
dated                              (the "AGREEMENT") between C. R.
Bard, Inc., a domestic corporation organized and existing under the laws of the State of New Jersey (the "Company"), and residing at
(hereinafter called the "Employee").
                           WITNESSETH:
     WHEREAS, Employee and the Company entered into the AGREEMENT as above set forth, and
     WHEREAS, the Employee and the Company desire to amend said
AGREEMENT,
     NOW, THEREFORE, the parties agree as follows:
1. Paragraphs "1." and "2." are hereby amended by deleting the existing Rider A and attaching the Rider A attached to this Amendment Agreement in place thereof.
2. The AGREEMENT as amended by this Amendment Agreement is hereby restated in its entirety and the new Rider A attached to this Amendment Agreement is incorporated therein.
           IN WITNESS WHEREOF, the parties have hereunto set their hands and seals to this Amendment Agreement on the dates indicated.





     (Date)                              Employee

                                   C. R. BARD, INC.



     (Date)                        Vice President - Personnel
                                   E. B. Schultz






                             - 10 -
                            IV - 299
                                   Plan II - For new corporate
                                   officer when no previous
                                   agreement exists.



             Supplemental Insurance/Retirement Plan



     AGREEMENT effective this     day of          , 198
by and between C. R. BARD, INC., a domestic corporation organized and existing under the laws of the State of New Jersey (hereinafter called the "Company"), and
residing at                                          (hereinafter
called the "Employee")

                      W I T N E S S E T H:

     WHEREAS, the Employee is employed by the Company in an executive capacity and has discharged duties of Employee in a capable and efficient manner; and
     WHEREAS, the Company desires to continue to retain the services of the Employee; and
     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements herein set forth, the parties hereto covenant and agree as follows:
1. In the event the Employee dies prior to termination of employment, the Company shall pay to Employee's designated bene-ficiary or in the absence of a beneficiary, to the Employee's estate, the amount as set forth on Rider A as Pre-Retirement Death Benefit, payable in equal monthly installments over a period of sixty (60) consecutive months, with the first payment to begin on or after



                            IV - 300

the first day of the month following Employee's death.
2. If the Employee terminates employment with the Company after becoming eligible for early retirement as defined in the Employee Retirement Plan of C. R. Bard, Inc. ("The Bard Pension Plan"), the Company shall pay to the Employee the amount of benefits set forth on Rider A in accordance with the Retirement Benefit schedule related to Attained Age.
3. Payment of benefits described in Paragraph 2 shall commence on the first of the month following the month in which the Employee's employment with the Company shall terminate. In the event the Employee's death occurs after Employee's termination of employment under Paragraph 2 but prior to the receipt of one hundred eighty (180) monthly payments, the remaining unpaid monthly payments will be paid to the Employee's designated beneficiary or in the absence of a beneficiary, to the Employee's estate.
4. In the event the Employee becomes totally and permanently disabled (as defined under the C. R. Bard, Inc. Long Term Disability Income Plan) while in the employ of the Company, then
(a) if the Employee remains disabled on Employee's normal retirement date (as defined in the Bard Pension Plan) then Employee shall be eligible to receive benefits under Paragraph 2 hereof as if Employee had terminated employment with the Company on Employee's normal retirement date, or (b) if the Employee's disability ceases after the Employee becomes eligible for early retirement under the Bard Pension Plan (but prior to the Employee's attainment of Employee's normal retirement date under such Plan) and Employee






                              - 2 -
                            IV - 301

does not return to active employment, then Employee shall be eligible to receive benefits under Paragraph 2 hereof as if Employee had terminated employment with the Company on the date Employee's disability ceased. In the event the Employee becomes totally and permanently disabled, as the same is defined under the terms of the C. R. Bard, Inc. Long Term Disability Income Plan, and should death occur prior to the Employee's normal retirement age (as defined under the Bard Pension Plan), while the Employee remains totally and permanently disabled, the benefit as stated in Paragraph 1 hereof shall be paid to the Employee's designated beneficiary
5. If a Change of Control occurs prior to the date the Employee is eligible for normal retirement under the Bard Pension Plan and the Employee's employment with the Company or its successor shall terminate within two (2) years after the date of the Change of Control but prior to the date Employee is eligible for normal retirement under the Bard Pension Plan (so that Employee would not otherwise be entitled to full benefits under this Agreement), the Employee or Employee's designated Beneficiary or estate in the event employee shall not survive until age 65 shall be entitled to receive as benefits under this Agreement, the amount set forth on Rider A (the Retirement Benefit) which would have been payable had Employee retired on the day after Employee's 65th birthday. The benefits shall be payable over a period of 180 consecutive months commencing on the first of the month following the month in which the Employee attains (or would have attained had Employee survived) age 65, provided, however, Employee (or Employee's






                              - 3 -
                            IV - 302

designated beneficiary or estate in the event Employee shall not survive until age 65) shall be entitled to receive the reduced Retirement Benefit related to Attained Age set forth on Rider A,
(a) if said Change of Control occurs prior to the date Employee is eligible for normal retirement under the Bard Pension Plan and (b) Employee's employment with the Company or its successor shall terminate within two (2) years after the date of the Change of Control but prior to the date Employee is eligible for normal retirement under the Bard Pension Plan and (c) Employee or employee's designated beneficiary or estate elects to receive such retirement Benefit after Employee's 55th birthday, but prior to Employee's 65th birthday. In such event the said benefits shall be payable over a period of 180 consecutive months commencing on the first of the month following the month in which Employee attains (or would have attained if Employee survived) age 55 or such age prior to age 65.
     For purposes of this Paragraph 5, "Change of Control" shall mean (a) the beneficial ownership at any time hereafter by any person, as defined herein, of capital stock of the Company, the voting power of which constitutes 25% or more of the general voting power of all of the Company's outstanding capital or (b) a change in a majority of the Board of Directors of the Company during any period of two years or less. No sale to underwriters or private placement of its capital stock by the Company, nor any acquisition by the Company, through merger, purchase of assets or otherwise, effected in whole or in part by issuance or reissuance of shares of its capital stock, shall constitute a Change of Control.






                              - 4 -
                            IV - 303

For purposes of the definition of "Change of Control", the following definitions shall be applicable:
     (i) The term "person" shall mean any individual, corporation or other entity.
     (ii) Any person shall be deemed to be the beneficial owner of any shares of capital stock of the Company:
           (A) which that person owns directly, whether or not of record, or
           (B) which that person has the right to acquire pursuant to any agreement or understanding or upon exercise of conversion rights, warrants, or options, or otherwise, or
           (C) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (B) above), by an "affiliate" or "associate" (as defined in the rules of the Securities and Exchange Commission under the Securities Act of 1933) of that person or
           (D) which are beneficially owned, directly or indirectly (including shares deemed owned through application of clause (B) above), by any other person with which that person or "affiliate" or "associate" (defined as aforesaid) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of capital stock of the Company,
     (iii) The outstanding shares of capital stock of the Company shall include shares deemed owned through application of clauses
(ii) (B), (C) and (D), above, but shall not include any other shares which may be issuable pursuant to any agreement or upon exercise of conversion rights, warrants or options, or otherwise, but which are not actually outstanding.



                              - 5 -
                            IV - 304
     (iv) Shares of capital stock held by The Chase Manhattan Bank N.A. under the Indenture and the Escrow Agreement dated as of November 1, 1971 between International Paper Company and said bank shall not be deemed owned by International Paper Company or by said bank for purposes of this Agreement, so long as they are held by said bank under said Escrow Agreement, but said shares shall be deemed outstanding for the purpose of determining the aggregate number of outstanding shares of capital stock of the Company.
6. This Agreement shall not be construed as granting to Employee any right with respect to continuance of employment by the Company or a subsidiary thereof. The right of the Company or any sub-sidiary thereof to terminate the Employee's employment with it at any time at will is specifically reserved. The right of the Employee to terminate Employee's employment with the Company at any time at will is specifically reserved.
7. The benefits to Employee and/or Employee's designated beneficiary or estate under this Agreement may, at the option of the Company, be accelerated in whole or in part.
8. Upon the commencement of the retirement benefits as herein provided, the Employee agrees following such commencement of retirement benefits to hold himself available, on reasonable notice and at the request of the Board of Directors of the Company, to render consulting services.
9. The Employee agrees that, in consideration of the benefits under this Agreement, he will not directly or indirectly enter into or in any manner take part in any business, profession or other endeavor, either as an employee, agent, independent







                              - 6 -
                            IV - 305
contractor or owner, which, in the opinion of the Board of Directors of the Company, shall be in competition with the business of the Company, which opinion of the Board of Directors shall be final and conclusive for the purposes hereof.
10. The Employee shall not divulge any trade or business secrets or any other confidential information of the Company to any person not employed by the Company unless so authorized by the Company.
11. If the Employee shall fail to observe any of the covenants of Paragraphs 8, 9 and 10 and shall continue to breach any covenant therein contained for a period of thirty days after the Company shall have advised Employee of such breach by written notice, then any of the provisions hereof to the contrary notwithstanding, the Employee agrees that no further payments shall be due or payable by the Company hereunder either to the Employee or to the Employee's designated beneficiary and that the Company shall have no further liability hereunder.
12. Neither the Employer nor the Employee's designated beneficiary or estate shall have any right to commute, sell, assign, transfer or otherwise convey the rights to receive any payment hereunder, which payments and all the rights thereto are expressly declared to be non-assignable and non-transferable, and in the event of any attempted assignment or transfer, the Company shall have no further liability hereunder.
13. No benefit payment shall, in any manner be subject to garnishment, attachment, execution, levy, debts, contracts, liabilities, engagements or torts of the Employee or Employee's designated beneficiary or estate.






                              - 7 -
                            IV - 306

14. Except as herein provided, this Agreement shall be binding upon the parties hereto, their heirs, executors, administrators, successors (including but not limited to successors resulting from any corporate merger or acquisition) or assigns.
15. The Employee may designate a beneficiary or beneficiaries who, in the event of the Employee's death prior to full payment of benefits hereunder, shall receive any benefits remaining to be paid to the Employee under this Agreement. Such designation shall be made by the Employee on a form prescribed by the Board of Directors of the Company. The Employee may at any time change or revoke such designation by written notice to the Company. If the Employee has no living designated beneficiary on the date of Employee's death, then the benefits otherwise payable to the designated beneficiary under this Agreement shall be paid to the Employee's estate. If the beneficiary survives the Employee but dies prior to receiving full payment of the benefits remaining to be paid to the Employee, the amounts remaining to be paid to the beneficiary shall be paid to the estate of the beneficiary.
16. During the lifetime of the Employee, this Agreement may be amended or revoked at any time or times, in whole or in part, by the mutual written agreement of the Employee and the Company.
17. This Agreement shall be executed in duplicate, each copy of which so executed and delivered shall be an original, but both copies shall together constitute one and the same document.
18. This Agreement shall be construed in accordance with the laws of the State of New Jersey.







                              - 8 -
                            IV - 307

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals the day and year above written.



WITNESS:


                                                      (L.S.)



ATTEST:                            C. R. BARD, INC.


                                   By:
                                                     (Title)






























                                 - 9 -
                               IV - 308